Exhibit 99.B.13


              SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS


TOTAL RETURN CALCULATION (STANDARDIZED)

The standardized rate represents fund performance for the most recent 1-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1998 through December 31, 1998; the "5-year rate" is for the period January 1, 1994 through December 31, 1998; the "10-year rate" is for the period January 1, 1988 through December 31, 1998. "Since inception" figures assume the redemption on December 31, 1977 of values attributable to a $1,000 payment made on the date contributions were first received in the fund under the separate account.

The formula used in the computation of the total return calculation is as follows:

              Formula

                    P(1 + T) (n) = ERV

                    P      =        a hypothetical initial payment of $1,000
                    T      =        average annual total return
                    N      =        number of years
                    ERV    =        ending redeemable value at the end of 1,
                                    5, or 10 year periods (or a fractional
                                    portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods

The Total Returns reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges, maintenance fees, administrative charges (if applicable) and deferred sales charges).


TOTAL RETURN CALCULATION (NON-STANDARDIZED)

The non-standardized rate represents fund performance for the most recent 1-year, 3-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1998 through December 31, 1998; the "3-year rate" is for the period January 1, 1995 through December 31, 1998; the "5-year rate" is for the period January 1, 1994 through December 31, 1998; and the "10-year rate" is for the period January 1, 1988 through December 31, 1998.

The non-standardized figures will be calculated in a manner similar to the one discussed above for the standardized figures, except that non-standardized figures will not reflect the deduction of any applicable deferred sales charge (which would decrease the level of performance shown if reflected in these calculations), and the "since inception" figures assume the redemption on December 31, 1997 of values attributable to a $1,000 payment made on the inception dates of the funds.

For an illustration of the Computation of the Total Return Quotations, both Standardized and Non-Standardized, see attached.

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
-------------------------------------------------------------------------------------------------------------------
                                                                                                           One Year
                               Fund Name                                  Maintenance   As of Date          AUV % -
                                                                             Fee                           Fund Inc
                                                                                                             Date
-------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                                              0.00%       12/31/1998          3.27%
Aetna Balanced VP, Inc.                                                      0.00%       12/31/1998         15.77%
Aetna Bond VP                                                                0.00%       12/31/1998          7.07%
Aetna Crossroads VP                                                          0.00%       12/31/1998          4.86%
Aetna Growth and Income VP                                                   0.00%       12/31/1998         13.35%
Aetna Growth VP                                                              0.00%       12/31/1998         36.31%
Aetna High Yield VP                                                          0.00%       12/31/1998         (1.26%)
Aetna Index Plus Large Cap VP                                                0.00%       12/31/1998         30.29%
Aetna Index Plus Mid Cap VP                                                  0.00%       12/31/1998         23.06%
Aetna Index Plus Small Cap VP                                                0.00%       12/31/1998         (2.34%)
Aetna International VP                                                       0.00%       12/31/1998         17.74%
Aetna Legacy VP                                                              0.00%       12/31/1998          5.88%
Aetna Money Market VP                                                        0.00%       12/31/1998          4.41%
Aetna Real Estate Securities VP                                              0.00%       12/31/1998        (13.71%)
Aetna Small Company VP                                                       0.00%       12/31/1998          0.09%
Aetna Value Opportunity VP                                                   0.00%       12/31/1998         21.18%
AIM V.I. Capital Appreciation Fund                                           0.00%       12/31/1998         18.13%
AIM V.I. Growth and Income Fund                                              0.00%       12/31/1998         26.43%
AIM V.I. Growth Fund                                                         0.00%       12/31/1998         32.80%
AIM V.I. Value Fund                                                          0.00%       12/31/1998         31.10%
Calvert Social Balanced Portfolio                                            0.00%       12/31/1998         15.12%
Fidelity VIP Equity-Income Portfolio                                         0.00%       12/31/1998         10.52%
Fidelity VIP Growth Portfolio                                                0.00%       12/31/1998         38.10%
Fidelity VIP II Contrafund Portfolio                                         0.00%       12/31/1998         28.69%
Fidelity VIP Overseas Portfolio                                              0.00%       12/31/1998         11.63%
Janus Aspen Series Aggressive Growth Portfolio                               0.00%       12/31/1998         32.92%
Janus Aspen Series Balanced Portfolio                                        0.00%       12/31/1998         32.95%
Janus Aspen Series Flexible Income Portfolio                                 0.00%       12/31/1998          8.02%
Janus Aspen Series Growth Portfolio                                          0.00%       12/31/1998         34.31%
Janus Aspen Series Worldwide Growth Portfolio                                0.00%       12/31/1998         27.64%
Oppenheimer Global Securities Fund/VA                                        0.00%       12/31/1998         12.97%
Oppenheimer Strategic Bond Fund/VA                                           0.00%       12/31/1998          1.87%
PPI MFS Emerging Equities / Alger Amer Small Cap (3)                         0.00%       12/31/1998         28.38%
PPI MFS Emerging Equities Portfolio                                          0.00%       12/31/1998         28.38%
PPI MFS Research Growth / Amer Century VP Cap Apprec (4)                     0.00%       12/31/1998         21.78%
PPI MFS Research Growth Portfolio                                            0.00%       12/31/1998         21.78%
PPI MFS Value Equity / Neuberger Berman AMT Growth (5)                       0.00%       12/31/1998         25.48%
PPI MFS Value Equity Portfolio                                               0.00%       12/31/1998         25.48%
PPI Scudder International / Scudder VLIF International (6)                   0.00%       12/31/1998         17.91%
PPI Scudder International Growth Portfolio                                   0.00%       12/31/1998         17.91%
PPI T. Rowe Price Growth Equity / Alger Amer Growth (7)                      0.00%       12/31/1998         26.33%
PPI T. Rowe Price Growth Equity Portfolio                                    0.00%       12/31/1998         26.33%

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
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                                                                               Three     Five Year    Ten Year    Inception
                                                                             Year AUV     AUV % -     AUV % -      AUV % -
                                                                             % - Fund    Fund Inc     Fund Inc     Fund Inc
                                                                             Inc Date      Date         Date         Date
---------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                                               14.46%                                 15.40%
Aetna Balanced VP, Inc.                                                       16.98%      14.75%                     11.85%
Aetna Bond VP                                                                  5.59%       5.58%        8.19%
Aetna Crossroads VP                                                           12.81%                                 13.62%
Aetna Growth and Income VP                                                    21.55%      18.19%       15.46%
Aetna Growth VP                                                                                                      34.02%
Aetna High Yield VP                                                                                                   0.15%
Aetna Index Plus Large Cap VP                                                                                        32.00%
Aetna Index Plus Mid Cap VP                                                                                          26.08%
Aetna Index Plus Small Cap VP                                                                                         1.77%
Aetna International VP                                                                                               20.34%
Aetna Legacy VP                                                               10.71%                                 11.50%
Aetna Money Market VP                                                          4.38%       4.24%        4.70%
Aetna Real Estate Securities VP                                                                                     (10.20%)
Aetna Small Company VP                                                                                               16.05%
Aetna Value Opportunity VP                                                                                           29.82%
AIM V.I. Capital Appreciation Fund                                            15.62%      16.08%                     17.60%
AIM V.I. Growth and Income Fund                                               23.18%                                 21.29%
AIM V.I. Growth Fund                                                          24.95%      20.24%                     19.68%
AIM V.I. Value Fund                                                           22.29%      20.51%                     20.70%
Calvert Social Balanced Portfolio                                             15.12%      13.44%       11.76%
Fidelity VIP Equity-Income Portfolio                                          16.62%      17.60%       14.48%
Fidelity VIP Growth Portfolio                                                 24.23%      20.53%       18.23%
Fidelity VIP II Contrafund Portfolio                                          23.81%                                 27.37%
Fidelity VIP Overseas Portfolio                                               11.36%       8.61%        8.99%
Janus Aspen Series Aggressive Growth Portfolio                                16.58%      18.16%                     20.71%
Janus Aspen Series Balanced Portfolio                                         22.73%      17.93%                     18.31%
Janus Aspen Series Flexible Income Portfolio                                   8.92%       9.23%                      8.77%
Janus Aspen Series Growth Portfolio                                           24.16%      20.21%                     19.68%
Janus Aspen Series Worldwide Growth Portfolio                                 25.40%      20.11%                     22.80%
Oppenheimer Global Securities Fund/VA                                         16.88%       8.57%                     11.37%
Oppenheimer Strategic Bond Fund/VA                                             6.75%       5.76%                      5.72%
PPI MFS Emerging Equities / Alger Amer Small Cap (3)                          12.71%      14.14%       19.80%
PPI MFS Emerging Equities Portfolio                                                                                  24.34%
PPI MFS Research Growth / Amer Century VP Cap Apprec (4)                       3.48%       7.08%       10.15%
PPI MFS Research Growth Portfolio                                                                                    17.70%
PPI MFS Value Equity / Neuberger Berman AMT Growth (5)                        19.25%      15.78%       13.58%
PPI MFS Value Equity Portfolio                                                                                       24.80%
PPI Scudder International / Scudder VLIF International (6)                    13.07%       9.32%       10.90%
PPI Scudder International Growth Portfolio                                                                           17.67%
PPI T. Rowe Price Growth Equity / Alger Amer Growth (7)                       21.64%      19.54%                     19.28%
PPI T. Rowe Price Growth Equity Portfolio                                                                            26.25%

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
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Three
                                                                    One Year      Year       Five Year    Ten Year     Inception
                                                                    Product      Product      Product      Product      Product
                                                                    % w/out      % w/out      % w/out      % w/out      % w/out
                                                                    DSC - SA     DSC - SA     DSC- SA      DSC - SA     DSC - SA
                                                                    Inc Date     Inc Date     Inc Date     Inc Date     Inc Date
--------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                                        3.27%                                              15.11%
Aetna Balanced VP, Inc.                                               15.77%                                              17.17%
Aetna Bond VP                                                          7.07%                                               5.55%
Aetna Crossroads VP                                                    4.86%                                              13.44%
Aetna Growth and Income VP                                            13.35%                                              20.89%
Aetna Growth VP                                                       36.31%                                              35.70%
Aetna High Yield VP                                                                                                       (7.44%)
Aetna Index Plus Large Cap VP                                         30.29%                                              31.42%
Aetna Index Plus Mid Cap VP                                                                                                7.93%
Aetna Index Plus Small Cap VP                                                                                            (11.67%)
Aetna International VP                                                                                                    (3.63%)
Aetna Legacy VP                                                        5.88%                                              10.56%
Aetna Money Market VP                                                  4.41%                                               4.37%
Aetna Real Estate Securities VP                                                                                          (12.14%)
Aetna Small Company VP                                                 0.09%                                              12.72%
Aetna Value Opportunity VP                                            21.18%                                              27.22%
AIM V.I. Capital Appreciation Fund
AIM V.I. Growth and Income Fund
AIM V.I. Growth Fund
AIM V.I. Value Fund
Calvert Social Balanced Portfolio                                     15.12%                                              15.23%
Fidelity VIP Equity-Income Portfolio                                  10.52%                                              16.03%
Fidelity VIP Growth Portfolio                                         38.10%                                              24.39%
Fidelity VIP II Contrafund Portfolio                                  28.69%                                              24.33%
Fidelity VIP Overseas Portfolio                                       11.63%                                              11.07%
Janus Aspen Series Aggressive Growth Portfolio                        32.92%                                              14.45%
Janus Aspen Series Balanced Portfolio                                 32.95%                                              23.32%
Janus Aspen Series Flexible Income Portfolio                           8.02%                                              10.32%
Janus Aspen Series Growth Portfolio                                   34.31%                                              23.01%
Janus Aspen Series Worldwide Growth Portfolio                         27.64%                                              24.96%
Oppenheimer Global Securities Fund/VA                                 12.97%                                              13.63%
Oppenheimer Strategic Bond Fund/VA                                     1.87%                                               4.69%
PPI MFS Emerging Equities / Alger Amer Small Cap (3)                  28.38%                                              13.00%
PPI MFS Emerging Equities Portfolio                                   28.38%                                              24.34%
PPI MFS Research Growth / Amer Century VP Cap Apprec (4)              21.78%                                               3.94%
PPI MFS Research Growth Portfolio                                     21.78%                                              17.70%
PPI MFS Value Equity / Neuberger Berman AMT Growth (5)
PPI MFS Value Equity Portfolio                                        25.48%                                              24.80%
PPI Scudder International / Scudder VLIF International (6)
PPI Scudder International Growth Portfolio                            17.91%                                              17.67%
PPI T. Rowe Price Growth Equity / Alger Amer Growth (7)               26.33%                                              21.04%
PPI T. Rowe Price Growth Equity Portfolio                             26.33%                                              26.25%

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
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                                                                     Separate          Fund          Sep
                                                                      Account       Inception        Acct    Free     DSC
                                                                     Inception         Date         Charge    Out    Method
                                                                       Date
---------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                                      07/31/1996     07/05/1995       100     0.00%      C
Aetna Balanced VP, Inc.                                              02/29/1996     04/03/1989       100     0.00%      C
Aetna Bond VP                                                        01/31/1996     05/15/1973       100     0.00%      C
Aetna Crossroads VP                                                  07/31/1996     07/05/1995       100     0.00%      C
Aetna Growth and Income VP                                           01/31/1996     05/01/1975       100     0.00%      C
Aetna Growth VP                                                      05/30/1997     12/13/1996       100     0.00%      C
Aetna High Yield VP                                                  05/04/1998     12/10/1997       100     0.00%      C
Aetna Index Plus Large Cap VP                                        10/31/1996     09/16/1996       100     0.00%      C
Aetna Index Plus Mid Cap VP                                          05/04/1998     12/16/1997       100     0.00%      C
Aetna Index Plus Small Cap VP                                        05/04/1998     12/19/1997       100     0.00%      C
Aetna International VP                                               05/05/1998     12/22/1997       100     0.00%      C
Aetna Legacy VP                                                      05/31/1996     07/05/1995       100     0.00%      C
Aetna Money Market VP                                                02/29/1996     08/01/1975       100     0.00%      C
Aetna Real Estate Securities VP                                      05/05/1998     12/15/1997       100     0.00%      C
Aetna Small Company VP                                               05/30/1997     12/27/1996       100     0.00%      C
Aetna Value Opportunity VP                                           05/30/1997     12/13/1996       100     0.00%      C
AIM V.I. Capital Appreciation Fund                                                  05/05/1993       100     0.00%      C
AIM V.I. Growth and Income Fund                                                     05/02/1994       100     0.00%      C
AIM V.I. Growth Fund                                                                05/05/1993       100     0.00%      C
AIM V.I. Value Fund                                                                 05/05/1993       100     0.00%      C
Calvert Social Balanced Portfolio                                    11/28/1997     09/02/1986       100     0.00%      C
Fidelity VIP Equity-Income Portfolio                                 01/31/1996     10/09/1986       100     0.00%      C
Fidelity VIP Growth Portfolio                                        01/31/1996     10/09/1986       100     0.00%      C
Fidelity VIP II Contrafund Portfolio                                 03/29/1996     01/03/1995       100     0.00%      C
Fidelity VIP Overseas Portfolio                                      03/29/1996     02/13/1987       100     0.00%      C
Janus Aspen Series Aggressive Growth Portfolio                       03/29/1996     09/13/1993       100     0.00%      C
Janus Aspen Series Balanced Portfolio                                03/29/1996     09/13/1993       100     0.00%      C
Janus Aspen Series Flexible Income Portfolio                         04/30/1996     09/13/1993       100     0.00%      C
Janus Aspen Series Growth Portfolio                                  03/29/1996     09/13/1993       100     0.00%      C
Janus Aspen Series Worldwide Growth Portfolio                        01/31/1996     09/13/1993       100     0.00%      C
Oppenheimer Global Securities Fund/VA                                05/30/1997     11/12/1990       100     0.00%      C
Oppenheimer Strategic Bond Fund/VA                                   05/30/1997     05/03/1993       100     0.00%      C
PPI MFS Emerging Equities / Alger Amer Small Cap (3)                 01/31/1996     09/21/1988       100     0.00%      C
PPI MFS Emerging Equities Portfolio                                  11/28/1997     11/28/1997       100     0.00%      C
PPI MFS Research Growth / Amer Century VP Cap Apprec (4)             03/30/1996     11/20/1987       100     0.00%      C
PPI MFS Research Growth Portfolio                                    11/28/1997     11/28/1997       100     0.00%      C
PPI MFS Value Equity / Neuberger Berman AMT Growth (5)                              09/10/1984       100     0.00%      C
PPI MFS Value Equity Portfolio                                       11/28/1997     11/28/1997       100     0.00%      C
PPI Scudder International / Scudder VLIF International (6)                          05/01/1987       100     0.00%      C
PPI Scudder International Growth Portfolio                           11/28/1997     11/28/1997       100     0.00%      C
PPI T. Rowe Price Growth Equity / Alger Amer Growth (7)              01/31/1996     01/09/1989       100     0.00%      C
PPI T. Rowe Price Growth Equity Portfolio                            11/28/1997     11/28/1997       100     0.00%      C

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
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                                                                                                                      Separate
                                                                     One    Three     Five    Ten         Fund         Account
                                                                     Year    Year     Year    Year      Inception     Inception
                                                                     DSC      DSC     DSC      DSC         DSC           DSC
-------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                                      0.00%   0.00%    0.00%   0.00%        0.00%          0%
Aetna Balanced VP, Inc.                                              0.00%   0.00%    0.00%   0.00%        0.00%          0%
Aetna Bond VP                                                        0.00%   0.00%    0.00%   0.00%                       0%
Aetna Crossroads VP                                                  0.00%   0.00%    0.00%   0.00%        0.00%          0%
Aetna Growth and Income VP                                           0.00%   0.00%    0.00%   0.00%                       0%
Aetna Growth VP                                                      0.00%   0.00%    0.00%   0.00%        0.00%          0%
Aetna High Yield VP                                                  0.00%   0.00%    0.00%   0.00%        0.00%          0%
Aetna Index Plus Large Cap VP                                        0.00%   0.00%    0.00%   0.00%        0.00%          0%
Aetna Index Plus Mid Cap VP                                          0.00%   0.00%    0.00%   0.00%        0.00%          0%
Aetna Index Plus Small Cap VP                                        0.00%   0.00%    0.00%   0.00%        0.00%          0%
Aetna International VP                                               0.00%   0.00%    0.00%   0.00%        0.00%          0%
Aetna Legacy VP                                                      0.00%   0.00%    0.00%   0.00%        0.00%          0%
Aetna Money Market VP                                                0.00%   0.00%    0.00%   0.00%                       0%
Aetna Real Estate Securities VP                                      0.00%   0.00%    0.00%   0.00%        0.00%          0%
Aetna Small Company VP                                               0.00%   0.00%    0.00%   0.00%        0.00%          0%
Aetna Value Opportunity VP                                           0.00%   0.00%    0.00%   0.00%        0.00%          0%
AIM V.I. Capital Appreciation Fund                                   0.00%   0.00%    0.00%   0.00%        0.00%
AIM V.I. Growth and Income Fund                                      0.00%   0.00%    0.00%   0.00%        0.00%
AIM V.I. Growth Fund                                                 0.00%   0.00%    0.00%   0.00%        0.00%
AIM V.I. Value Fund                                                  0.00%   0.00%    0.00%   0.00%        0.00%
Calvert Social Balanced Portfolio                                    0.00%   0.00%    0.00%   0.00%                       0%
Fidelity VIP Equity-Income Portfolio                                 0.00%   0.00%    0.00%   0.00%                       0%
Fidelity VIP Growth Portfolio                                        0.00%   0.00%    0.00%   0.00%                       0%
Fidelity VIP II Contrafund Portfolio                                 0.00%   0.00%    0.00%   0.00%        0.00%          0%
Fidelity VIP Overseas Portfolio                                      0.00%   0.00%    0.00%   0.00%                       0%
Janus Aspen Series Aggressive Growth Portfolio                       0.00%   0.00%    0.00%   0.00%        0.00%          0%
Janus Aspen Series Balanced Portfolio                                0.00%   0.00%    0.00%   0.00%        0.00%          0%
Janus Aspen Series Flexible Income Portfolio                         0.00%   0.00%    0.00%   0.00%        0.00%          0%
Janus Aspen Series Growth Portfolio                                  0.00%   0.00%    0.00%   0.00%        0.00%          0%
Janus Aspen Series Worldwide Growth Portfolio                        0.00%   0.00%    0.00%   0.00%        0.00%          0%
Oppenheimer Global Securities Fund/VA                                0.00%   0.00%    0.00%   0.00%        0.00%          0%
Oppenheimer Strategic Bond Fund/VA                                   0.00%   0.00%    0.00%   0.00%        0.00%          0%
PPI MFS Emerging Equities / Alger Amer Small Cap (3)                 0.00%   0.00%    0.00%   0.00%                       0%
PPI MFS Emerging Equities Portfolio                                  0.00%   0.00%    0.00%   0.00%        0.00%          0%
PPI MFS Research Growth / Amer Century VP Cap Apprec (4)             0.00%   0.00%    0.00%   0.00%                       0%
PPI MFS Research Growth Portfolio                                    0.00%   0.00%    0.00%   0.00%        0.00%          0%
PPI MFS Value Equity / Neuberger Berman AMT Growth (5)               0.00%   0.00%    0.00%   0.00%
PPI MFS Value Equity Portfolio                                       0.00%   0.00%    0.00%   0.00%        0.00%          0%
PPI Scudder International / Scudder VLIF International (6)           0.00%   0.00%    0.00%   0.00%
PPI Scudder International Growth Portfolio                           0.00%   0.00%    0.00%   0.00%        0.00%          0%
PPI T. Rowe Price Growth Equity / Alger Amer Growth (7)              0.00%   0.00%    0.00%   0.00%        0.00%          0%
PPI T. Rowe Price Growth Equity Portfolio                            0.00%   0.00%    0.00%   0.00%        0.00%          0%